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                                    Aberdeen
                               Commonwealth Income
                                   Fund, Inc.

                                Quarterly Report
                                  July 31, 2001

Stop Press

Dear Shareholder,

We are greatly saddened by the tragic events that took place on September 11, 2001 and our deepest sympathies go out to the families of all the victims. We wish to acknowledge and thank the members of the emergency response teams whose heroic efforts have been an inspiration to us all.

We would like to take the opportunity to reassure our shareholders of our unwavering commitment to their investment needs during this difficult time. Please let us know if we can be of any assistance as we move forward together in the weeks and months ahead.

Sincerely,


/s/ Martin J. Gilbert

Martin J. Gilbert
Chairman

Highlights

o 9.5% cash distribution rate for the previous 12 months based on a share price of $8.80 on July 31, 2001

o     89.6% invested in securities rated or deemed equivalent to AA/Aa or better

o     5.5% of total assets invested in Asian debt securities

              All amounts in U.S. Dollars unless otherwise stated.


2 Aberdeen Commonwealth Income Fund, Inc.

Letter to Shareholders

                                                               September 7, 2001

Dear Shareholder,

We present this Quarterly Report which covers the activities of Aberdeen Commonwealth Income Fund, Inc. (the "Fund") for the quarter ended July 31, 2001. Included in this report is a review of the Australian, Canadian, New Zealand, United Kingdom and selected Asian economies and investment markets, together with an overview of the Fund's investments prepared by the Investment Manager, Aberdeen Asset Managers (C.I.) Limited.

High Credit Quality: 89.6% of Securities Rated or Deemed Equivalent to AA/Aa or Better

The Fund's high credit quality has been maintained. Over 89.6% of assets are rated AA/Aa or better, or are considered of equivalent quality by the Investment Manager. An additional 7.0% is held in A rated securities.

Distributions: 9.5% Annual Cash Distribution Rate

Distributions to common shareholders for the twelve months ended July 31, 2001 totaled 84.0 cents per share. Based on the share price of $8.80 on July 31, 2001, the cash distribution rate over the last 12 months was 9.5%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those US investors who are able to claim a tax credit.

On September 3, 2001, the Board of Directors declared a 7.0 cent per share monthly distribution. It is the Board's policy to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital. The Board intends to review the distribution policy and current monthly distribution rate of 7.0 cents per share on a quarterly basis, with the next scheduled review to take place in December 2001.

Net Asset Value Performance: 5.3% Per Annum Return Since Inception

The Fund's Net Asset Value ("NAV") returned 1.4% over the quarter to July 31, 2001. Since inception, the Fund's NAV has returned 5.3% per annum to July 31, 2001. On July 31, 2001, the Fund's share price was $8.80, which represented a discount of 9.9% to the NAV of $9.77.


                                       Aberdeen Commonwealth Income Fund, Inc. 3

Letter to Shareholders (concluded)

Asian Investments: 5.5% of Total Assets Invested in Asian Debt Securities

In March 1999, the Fund's shareholders approved amendments to the Fund's principal investment objective, investment policies and investment restrictions to enable the Fund to invest up to 35% of its total assets in Global Debt Securities. This strategy was proposed to be implemented in two phases. The first phase involved the immediate investment of up to 20% of the Fund's assets in Asian debt markets. On September 3, 2001, the Board of Directors authorized the Investment Manager, in its discretion, to implement the second phase of the global investment strategy. This will now allow the Fund to invest up to 35% of its total assets in Global Debt Securities, with a view to enhancing yield.

As of July 31, 2001, 5.5% of the Fund's total assets were held in Asian debt securities, a sector that presents attractive opportunities. The Fund's ability to increase its investment in Asian markets remains constrained by the potential realization of foreign exchange losses.

For information about the Fund, including weekly updates of share price, NAV, and details of recent distributions, contact Aberdeen Asset Management, Investor Relations, by:

o calling toll free on 1-800-552-5465 or 1-212-968-8800 in the United States,

o email to InvestorRelations@aberdeen-asset.com, or

o visiting the website at www.aberdeen-asset.com/usa

For information about the Aberdeen group, visit the Aberdeen website at www.aberdeen-asset.com

Yours sincerely,


/s/ Martin J. Gilbert

Martin J. Gilbert
Chairman


4 Aberdeen Commonwealth Income Fund, Inc.

Your Board's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore the exact amount of distributable income for each fiscal year can only be determined as at the end of the Fund's fiscal year, October 31.

However, under the U.S. Investment Company Act of 1940, the Fund is required to indicate the source of each distribution to shareholders.

The Fund estimates that the distributions for the fiscal year commencing November 1, 2000, including the distribution to be paid on September 14, 2001, are comprised of 35% net investment income and 65% return of paid-in capital.

This estimated distribution composition may vary from month to month because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

In January 2002, a Form 1099 DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment.


                                       Aberdeen Commonwealth Income Fund, Inc. 5

Dividend Reinvestment and Cash Purchase Plan

We invite you to participate in the Fund's Dividend Reinvestment and Cash Purchase Plan ("the Plan") which allows you to automatically reinvest your distributions in shares of the Fund's common stock at favorable commission rates. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per month. Under this arrangement, the Plan Agent will purchase shares for you on the stock exchange or otherwise on the open market on or about the 15th of each month unless shares of the Fund are trading at a premium, in which case, the Fund will issue additional shares. As a participant in the Plan, you will have the convenience of:

Automatic reinvestment--the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;

Lower costs--shares purchased on your behalf under the Plan will be at reduced brokerage rates. Brokerage on share purchases is currently 2 cents per share;

Convenience--the Plan Agent will hold your shares in non-certificated form and will provide a detailed record of your holdings at the end of each distribution period.

To request a brochure containing information on the Plan, together with an authorization form, please contact the Plan Agent, State Street Bank & Trust Company, P.O. Box 8200 Boston, MA 02266 or call toll free on 1-800-451-6788.


6 Aberdeen Commonwealth Income Fund, Inc.

Report of the Investment Manager

Share Price Performance

On July 31, 2001, the Fund's share price was $8.80, which represented a discount of 9.9% to the NAV of $9.77. At the date of this report, the share price was $9.03 representing a discount of 9.7% to the NAV of $10.00.

Auction Market Preferred Stock ("AMPS")

The Fund's $30 million of AMPS continued to be well bid at the weekly auctions. The average interest rate paid was 4.13% over the quarter ended July 31, 2001, compared with 3.93% for 30-day U.S. commercial paper over the same period. These rates have decreased since the quarter ended April 30, 2001, due to the lowering of interest rates by the U.S. Federal Reserve over the period.

On September 3, 2001 the Board of Directors resolved to amend the Fund's policies with respect to derivatives to enable the Investment Manager to use interest rate swaps to hedge up to one third of the Fund's liabilities. This gives the Investment Manager the flexibility to lock in historically low U.S. dollar interest rates with respect to up to one third of the Fund's outstanding Auction Market Preferred Stock.

The most significant type of risk associated with interest rate swaps is the risk that the counterparty may default or go bankrupt, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreement. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund's interest rate risk with respect to the AMPS.

The implementation of this strategy will be at the discretion of the Investment Manager.

The Fund is a leveraged Fund. Over the past year, the U.S. dollar has strengthened against virtually all other currencies in the world. This has resulted in a negative impact for common shareholders. However, in anticipation of an appreciating Australian dollar, the Manager expects that in the medium term this situation will rectify itself and that the outstanding AMPS issue will make a positive contribution to the Fund's performance.


                                       Aberdeen Commonwealth Income Fund, Inc. 7

Portfolio Composition

Geographic Composition

The table below shows the geographic composition of the Fund's total investments as of July 31, 2001, compared with the previous quarter and twelve months.

               TABLE 1: ABERDEEN COMMONWEALTH INCOME FUND, INC.--
                          GEOGRAPHIC ASSET ALLOCATION

================================================================================
                                  July 31, 2001  April 30, 2001    July 31, 2000
                                        %               %                %
--------------------------------------------------------------------------------
Australia                              22.1            23.6             23.8
Canada                                 34.7            32.8             35.1
New Zealand                             4.8             3.7              3.3
United Kingdom                         29.2            30.5             29.9
United States*                          3.7             3.8              2.1
Asia                                    5.5             5.6              5.8
--------------------------------------------------------------------------------
Total Portfolio                       100.0           100.0            100.0
================================================================================
* It is the policy of the Investment Manager to maintain a portion of the Fund's investments in U.S. short-term securities to cover distributions and expenses.

Currency Composition

The table below shows the currency composition of the Fund's total investments as of July 31, 2001, compared with the previous quarter and twelve months.

               TABLE 2: ABERDEEN COMMONWEALTH INCOME FUND, INC.--
                              CURRENCY ALLOCATION

================================================================================
                                  July 31, 2001  April 30, 2001    July 31, 2000
                                        %               %                %
--------------------------------------------------------------------------------
Australian Dollar                      22.1            23.6             23.8
Canadian Dollar                        34.7            32.8             35.1
New Zealand Dollar                      4.8             3.7              3.3
British Pound                          29.2            30.5             29.9
United States Dollar*                   3.7             3.8              4.7
Asia Currencies                         5.5             5.6              3.2
--------------------------------------------------------------------------------
Total Portfolio                       100.0           100.0            100.0
================================================================================
*     Includes Asian Yankee bond investments.


8 Aberdeen Commonwealth Income Fund, Inc.

Maturity Composition

On July 31, 2001, the average maturity of the Fund's assets was 7.4 years, compared with 8.0 years on April 30, 2001. The Fund's modified duration remained at 4.9 years for the quarter ended July 31, 2001. The table below shows the maturity composition of the Fund's investments as of July 31, 2001:

               TABLE 3: ABERDEEN COMMONWEALTH INCOME FUND, INC.--
                               MATURITY ANALYSIS

================================================================================
                    Less than 1 year  1--5 years     5--10 years   Over 10 years
                           %              %              %              %
--------------------------------------------------------------------------------
Australia                 15.6           25.4           48.9           10.1
Canada                    36.5           14.4           10.9           38.2
New Zealand               72.6           10.4           17.0             --
United Kingdom            13.7           21.9           25.4           39.0
United States            100.0             --             --             --
Asia                      37.2           51.4           11.4             --
--------------------------------------------------------------------------------
Total Portfolio           29.3           20.0           23.5           27.2
================================================================================

Sectoral Composition

The table below shows the sectoral composition of the Fund's total investments as of July 31, 2001:

               TABLE 4: ABERDEEN COMMONWEALTH INCOME FUND, INC.--
                              SECTORAL COMPOSITION

========================================================================================
                      Sovereign    Provincial/     Utilities/
                        Gov't.        State      Supranational   Corporate      Cash or
                        Bonds         Bonds          Bonds         Bonds      Equivalent
                          %             %              %             %            %
----------------------------------------------------------------------------------------
Australia                 8.6           9.6           1.7           2.0           0.2
Canada                   19.6           5.7           0.3           0.8           8.3
New Zealand               0.3            --           1.2           0.7           2.6
United Kingdom           20.5            --           3.0           4.0           1.7
United States              --            --            --            --           3.7
Asia                      3.6           0.6           0.2           0.1           1.0
----------------------------------------------------------------------------------------
Total Portfolio          52.6          15.9           6.4           7.6          17.5
========================================================================================


                                       Aberdeen Commonwealth Income Fund, Inc. 9

Portfolio Composition (concluded)

Quality of Investments

On July 31, 2001, 89.6% of the Fund's assets were invested in securities where either the issue or the issuer was rated at least "AA" by Standard & Poor's Corporation or "Aa" by Moody's Investors Service, Inc. or, if unrated, were judged to be of equivalent quality by the Investment Manager. The table below shows the asset quality of the Fund's portfolio as of July 31, 2001.

               TABLE 5: ABERDEEN COMMONWEALTH INCOME FUND, INC.--
                                 ASSET QUALITY

================================================================================
                            AAA/Aaa     AA/Aa        A       BBB/Baa      BB/Ba*
                               %          %          %          %           %
--------------------------------------------------------------------------------
Australia                     88.6       11.4         --         --         --
Canada                        23.8       67.7        8.5         --         --
New Zealand                   54.0       35.6       10.4         --         --
United Kingdom                66.1       23.7       10.2         --         --
United States                100.0         --         --         --         --
Asia                          21.5         --       11.6       66.9         --
--------------------------------------------------------------------------------
Total Portfolio               54.8       34.8        7.0        3.4         --
================================================================================
*     Below investment grade.


10 Aberdeen Commonwealth Income Fund, Inc.

Market Review and Outlook

AUSTRALIA

The benchmark 10-year bond yield rose from 5.78% to 6.09% over the quarter ended July 31, 2001. Bank bill yields rose slightly over the quarter, closing at 5.06%.

Interest rate differentials between U.S. and Australian interest rates have continued to widen, reaching levels not seen since the mid 1990's. As the market continues to anticipate more easing initiatives in the U.S., interest rate differentials should be a key source of support to the Australian dollar in the near term, as will the likelihood of stronger growth momentum in the domestic economy relative to the U.S.

The Australian dollar fluctuated marginally during the quarter to July 31, 2001 closing at US$0.51.

CANADA

The Bank of Canada ("BoC") expects GDP growth to be between 2%-3% this year, which is above the expected 1.9% growth in the U.S. BoC Governor Dodge has stressed that the main risk to Canada's economic outlook is that the U.S. recovery may be delayed. If external demand remains sluggish, both the inventory build-up and the slowdown in household asset accumulation, which have sustained growth in the face of a deteriorating global economic environment, will become significant liabilities. In such an environment the Investment Manager believes the BoC will have to cut rates more aggressively.

The Canadian dollar remained stable over the quarter, closing at $0.65.

NEW ZEALAND

With consumer and business confidence strengthening and the outlook for New Zealand's major trading partner, Australia, improving, the Investment Manager expects that a rebound in New Zealand's growth is likely in the medium term. The Reserve Bank of New Zealand ("RBNZ") has seen New Zealand's easing cycle lag the rest of the dollar bloc. Headline inflation pressures appear to be peaking which should provide the RBNZ with greater room to move in coming months, while slowing global growth is also likely to remain a key concern.

The New Zealand dollar remained stable over the quarter, closing at $0.41.


                                      Aberdeen Commonwealth Income Fund, Inc. 11

Market Review and Outlook (concluded)

UNITED KINGDOM

The quarter ended July 31, 2001 saw signs of developing weakness within the UK's consumer related sectors, and the manufacturing sector continued to remain weak. The Investment Manager believes that the Bank of England will continue to ease monetary policy against a background of slow world growth in the second half of the year.

The pound remained stable against the U.S. dollar over the quarter, to close at $1.43.

ASIA

Domestic and Yankee (U.S.$ denominated) bonds

Asian domestic bond yields gave a mixed performance over the quarter ended July 31, 2001. While 10-year bond yields rose in Thailand and the Phillipines, those in Malaysia and South Korea fell over the period. U.S.$ denominated Asian bond yields (Yankees) fell over the quarter ended July 31, 2001, in line with falling U.S. interest rates.

As Asian currencies came under pressure from fears of a harder global landing, Asian credit spreads widened through late 2000. However, the easing of monetary policy by the U.S. Federal Reserve has had a positive influence on riskier investment markets globally, benefiting Asian markets in particular.

Currencies

Asian currencies were lackluster against the U.S. dollar over the quarter. The Malaysian ringgit remained pegged to the U.S. dollar.


12 Aberdeen Commonwealth Income Fund, Inc.

Summary of Key Rates

The following table summarizes the movements of key interest rates and currencies over the last three and twelve month periods.

================================================================================
                         July 31, 2001       April 30, 2001        July 31, 2000
--------------------------------------------------------------------------------

Australia
90 day bank bills             5.06%               4.89%                 6.35%
10 year bonds                 6.09%               5.78%                 6.24%
Australian Dollar            $ 0.51              $ 0.51                $ 0.58

Canada
90 day bank bills             4.03%               4.44%                 5.65%
10 year bonds                 5.66%               5.79%                 5.89%
Canadian Dollar              $ 0.65              $ 0.65                $ 0.67

New Zealand
90 day bank bills             5.81%               5.84%                 6.87%
10 year bonds                 6.69%               6.59%                 6.71%
NZ Dollar                    $ 0.41              $ 0.41                $ 0.45

United Kingdom
90 day bank bills             4.95%               5.58%                 5.90%
10 year bonds                 5.01%               5.12%                 5.22%
British Pound                $ 1.43              $ 1.43                $ 1.50

South Korea
90 day bank bills             5.23%               6.10%                 7.38%
5 year bonds                  6.78%               7.85%                 8.28%
South Korean Won*        (won) 1298          (won) 1315            (won) 1117

Thailand
90 day bank bills             3.38%               2.50%                 3.38%
10 year bonds                 6.30%               5.05%                 5.65%
Thai Baht*              (baht) 45.7         (baht) 45.6           (baht)   41

Philippines
90 day bank bills             9.78%              10.78%                 9.21%
10 year bonds                15.99%              15.81%                14.57%
Philippines Peso*      (peso) 53.55        (peso)  51.4          (peso)    45

Malaysia
90 day bank bills             3.45%               3.45%                 3.25%
10 year bonds                 4.17%               4.50%                 5.77%
Malaysian Ringgit*   (ringgit)  3.8      (ringgit)  3.8        (ringgit)  3.8

Singapore
90 day bank bills             4.03%               4.44%                 2.26%
10 year bonds                 4.14%               4.14%                 4.53%
Singapore Dollar*           S$ 1.80             S$ 1.82               S$ 1.73

US$ Yankee Bonds**
South Korea                   6.40%               7.04%                 8.20%
Malaysia                      7.19%               7.47%                 8.07%
Philippines                  10.15%              10.58%                11.14%
Hong Kong                     6.28%               6.66%                 7.76%
================================================================================
 * These currencies are quoted Asian currency per U.S. dollar. The Australian, Canadian and New Zealand dollars and the British pound are quoted U.S. dollars per currency.
**    Sovereign issues.

Aberdeen Asset Managers (C.I.) Limited
September 2001


                                      Aberdeen Commonwealth Income Fund, Inc. 13

Portfolio of Investments (unaudited)

As of July 31, 2001

Principal
Amount
Local
Currency (a)                                                             Value
(000)                                Description                         (US$)
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--87.3%
AUSTRALIA--23.1%
Government Bonds--7.4%
A$
           Commonwealth of Australia,
1,500      12.00%, 11/15/01 ........................................     776,374
3,000      10.00%, 10/15/02 ........................................   1,608,437
2,000      9.50%, 8/15/03 ..........................................   1,092,151
1,000      10.00%, 2/15/06 .........................................     590,323
1,000      10.00%, 10/15/07 ........................................     613,021
3,000      8.75%, 8/15/08 ..........................................   1,758,371
2,500      7.50%, 9/15/09 ..........................................   1,384,595
1,500      6.75%, 11/15/06 .........................................     791,370
  500      6.50%, 5/15/13 ..........................................     260,231
                                                                      ----------
           Total Australian
           government bonds
           (cost US$11,921,696) ....................................   8,874,873
                                                                      ----------

Semi-Government Bonds--10.1%
New South Wales--3.9%
           New South Wales Treasury
           Corporation,
2,000      8.00%, 12/01/01 .........................................   1,024,387
1,500      7.00%, 4/01/04 ..........................................     782,511
4,200      12.00%,12/01/10 .........................................   2,229,949
           First Australian National
           Mortgage Acceptance
           Corporation, Series 22
1,288      11.40%, 12/15/01 ........................................     668,208
                                                                      ----------
                                                                       4,705,055
                                                                      ----------

Queensland--3.1%
           Queensland Treasury
           Corporation,
3,000      8.00%, 8/14/01 ..........................................   1,522,859
2,000      8.00%, 5/14/03 (Global) .................................   1,058,329
1,000      8.00%, 9/14/07 (Global) .................................     553,577
1,250      6.00%, 6/14/21 ..........................................     598,303
                                                                      ----------
                                                                       3,733,068
                                                                      ----------

Victoria--1.5%
           State Electricity Commission
           of Victoria,
  535      10.50%, 5/27/03 .........................................     293,258
           Treasury Corporation of Victoria,
1,000      9.00%, 6/27/05 ..........................................     553,350
1,500      10.25%, 11/15/06 ........................................     916,161
                                                                      ----------
                                                                       1,762,769
                                                                      ----------

Western Australia--1.6%
           Western Australia Treasury
           Corporation,
3,500      8.00%, 6/15/13 ..........................................   2,003,104
                                                                      ----------
           Total Australian semi-
           government bonds
           (cost US$15,092,518) ....................................  12,203,996
                                                                      ----------


14 Aberdeen Commonwealth Income Fund, Inc.

As of July 31, 2001

Principal
Amount
Local
Currency (a)                                                             Value
(000)                                Description                         (US$)
--------------------------------------------------------------------------------
Supranational--2.5%
A$
           Eurofima,
3,500      9.875%, 1/17/07 ........................................    2,055,554
           Federal National Mortgage
           Association, Series EMTN,
2,000      6.375%, 8/15/07 ........................................    1,020,746
                                                                      ----------
           Total Australian
           supranational bonds
           (cost US$3,221,165) ....................................    3,076,300
                                                                      ----------

Utilities--0.9%
           Telstra Corp.,
2,000      11.50%, 10/15/02 .......................................    1,081,941
                                                                      ----------
           Total Australian utility bonds
           (cost US$1,745,314) ....................................    1,081,941
                                                                      ----------

Banking and Finance--0.2%
           ING Mercantile Mutual Bank Ltd.,
  500      7.125%, 3/13/02 ........................................      256,065
                                                                      ----------
           Total Australian banking
           and finance bonds
           (cost US$379,513) ......................................      256,065
                                                                      ----------

Corporate Non-Banks--2.0%
           Brisbane Airport Corporation, Ltd.
4,000      7.30%, 6/30/10 .........................................    2,073,944
           GE Capital Australia,
  600      6.75%, 9/15/07 .........................................      308,066
                                                                      ----------
           Total Australian corporate
           non-bank bonds
           (cost US$2,507,020) ....................................    2,382,010
                                                                      ----------

           Total Australian long-
           term investments
           (cost US$34,867,226) ...................................   27,875,185
                                                                      ----------

CANADA--28.0%
Government Bonds--20.7%
C$
           Canadian Government,
6,000      8.50%, 4/01/02 .........................................    4,036,574
5,000      5.25%, 9/01/03 .........................................    3,304,534
2,500      7.25%, 6/01/07 .........................................    1,783,074
2,000      5.50%, 6/01/09 .........................................    1,300,445
1,000      10.75%, 10/01/09 .......................................      868,562
3,000      10.25%, 3/15/14 ........................................    2,739,885
4,000      8.00%, 6/01/23 .........................................    3,257,289
8,000      9.00%, 6/01/25 .........................................    7,185,606
           Canada (Cayman),
  750      7.25%, 6/01/08 .........................................      526,386
                                                                      ----------
           Total Canadian
           Government Bonds
           (cost US$27,430,622) ...................................   25,002,355
                                                                      ----------


                                      Aberdeen Commonwealth Income Fund, Inc. 15

As of July 31, 2001

Principal
Amount
Local
Currency (a)                                                             Value
(000)                                Description                         (US$)
--------------------------------------------------------------------------------
Semi-Government Bonds--6.1%
British Columbia--1.9%
C$
           Province of British Columbia,
1,000      10.15%, 8/29/01 ........................................      656,621
2,000      9.50%, 1/09/12 .........................................    1,642,044
                                                                      ----------
                                                                       2,298,665
                                                                      ----------

Ontario--0.9%
           Ontario Hydro,
  500      8.50%, 5/26/25 .........................................      406,778
           Province of Ontario,
1,000      8.75%, 4/22/03 .........................................      697,507
                                                                      ----------
                                                                       1,104,285
                                                                      ----------

Quebec--2.9%
           Quebec Hydro,
1,500      7.00%, 6/01/04 .........................................    1,028,138
1,000      4.24%, 1/28/05 (b) .....................................      654,734
2,000      9.625%, 7/15/22 ........................................    1,740,618
                                                                      ----------
                                                                       3,423,490
                                                                      ----------

Toronto--0.4%
           Metropolitan Municipality
           of Toronto,
  750      9.625%, 5/14/02 ........................................      509,949
                                                                      ----------
           Total Canadian semi-
           government bonds
           (cost US$8,000,142) ....................................    7,336,389
                                                                      ----------

Utilities--0.3%
           Bell Telephone Company
           of Canada,
  500      10.50%, 7/15/09 ........................................      347,173
                                                                      ----------
           Total Canadian utility bonds
           (cost US$433,599) ......................................      347,173
                                                                      ----------

Banking and Finance--0.6%
           Credit Local de France,
1,000      6.75%, 3/21/06 .........................................      680,345
                                                                      ----------
           Total Canadian banking
           and finance bonds
           (cost US$708,294) ......................................      680,345
                                                                      ----------

Corporate Non-Banks--0.3%
           Procter & Gamble Company,
  500      10.875%, 8/15/01 .......................................      327,806
                                                                      ----------
           Total Canadian corporate
           non-bank bonds
           (cost US$453,347) ......................................      327,806
                                                                      ----------

           Total Canadian long-
           term investments
           (cost US$37,026,004) ...................................   33,694,068
                                                                      ----------


16 Aberdeen Commonwealth Income Fund, Inc.

As of July 31, 2001

Principal
Amount
Local
Currency (a)                                                             Value
(000)                                Description                         (US$)
--------------------------------------------------------------------------------
MALAYSIA--0.6%
Semi-Government Bonds--0.6%
MYR
           Danamodal Nasional Berhad,
3,100      0.00%, 10/21/03 .........................................     756,827
                                                                       ---------
           Total Malaysia
           long-term investments
           (cost US$731,228) .......................................     756,827
                                                                       ---------

NEW ZEALAND--2.4%
Government Bonds--0.4%
NZ$
           Canadian Government,
1,000      6.625%, 10/03/07 ........................................     402,758
                                                                       ---------
           Total New Zealand
           government bonds
           (cost US$557,544) .......................................     402,758
                                                                       ---------

Utilities--1.3%
           Electricity Corporation of
           New Zealand Ltd.,
1,750      10.00%, 10/15/01 ........................................     725,371
1,000      8.00%, 2/15/03 ..........................................     422,171
           TCNZ Finance Limited,
1,000      9.25%, 7/01/02 ..........................................     420,720
                                                                       ---------
           Total New Zealand
           utility bonds
           (cost US$2,335,406) .....................................   1,568,262
                                                                       ---------

Banking and Finance--0.2%
           Transpower Finance Ltd.,
  500      8.00%, 6/15/05 ..........................................     212,643
                                                                       ---------
           Total New Zealand
           banking and finance bonds
           (cost US$348,382) .......................................     212,643
                                                                       ---------

Corporate Non-Banks--0.5%
           Housing New Zealand,
1,500      8.00%, 11/15/06 .........................................     645,494
                                                                       ---------
           Total New Zealand
           corporate non-bank bonds
           (cost US$806,899) .......................................     645,494
                                                                       ---------

           Total New Zealand
           long-term investments
           (cost US$4,048,231) .....................................   2,829,157
                                                                       ---------

PHILIPPINES--0.1%
Government Bonds--0.1%
PHP
           Philippine Government,
7,000      16.50%, 2/25/09 .........................................     136,612
                                                                       ---------
           Total Philippine
           long-term investments
           (cost US$204,198) .......................................     136,612
                                                                       ---------


                                      Aberdeen Commonwealth Income Fund, Inc. 17

As of July 31, 2001

Principal
Amount
Local
Currency (a)                                                             Value
(000)                                Description                         (US$)
--------------------------------------------------------------------------------
SINGAPORE--0.5%
Government Bonds--0.4%
SGD
           Singapore Government,
  100      3.00%, 11/01/02 .........................................      56,043
  540      4.00%, 2/01/05 ..........................................     312,085
   50      4.00%, 3/01/07 ..........................................      28,924
   70      4.625%, 7/01/10 .........................................      42,031
                                                                       ---------
           Total Singapore
           government bonds
           (cost US$444,965) .......................................     439,083
                                                                       ---------

Utilities--0.1%
           Singapore Power,
   250     4.60%, 9/21/07 ..........................................     147,315
                                                                       ---------
           Total Singapore corporate
           non-bank bonds
           (cost US$144,047) .......................................     147,315
                                                                       ---------

           Total Singapore
           long-term investments
           (cost US$589,012) .......................................     586,398
                                                                       ---------

SOUTH KOREA--3.0%
Government Bonds--1.3%
US$
           EMBARC Ltd. Linked Note
           Series 1-9,
 2,000     5.605%, 8/18/03 (b)(c) ..................................   1,603,380
                                                                       ---------

Government Banks--1.7%
           EMBARC Ltd. Linked Note
           Series 1-7,
 2,600     5.065%, 6/28/02 (b)(d) ..................................   2,032,732
                                                                       ---------
           Total Korean long-
           term investments
           (cost US$4,187,285) .....................................   3,636,112
                                                                       ---------

THAILAND--0.5%
Government Bonds--0.3%
THB
           Thailand Government,
 5,000     6.125%, 4/12/02 (e) .....................................     111,692
   550     8.25%, 10/14/03 (e) .....................................      13,133
12,000     8.00%, 12/08/06 (e) .....................................     295,300
                                                                       ---------
           Total Thailand
           government bonds
           (cost US$491,869) .......................................     420,125
                                                                       ---------

Utilities--0.1%
           Eastern Water Resources
           Development and Management
           Company Limited,
 4,000     9.00%, 7/22/04 (e) ......................................      95,793
                                                                       ---------
           Total Thailand utility bonds
           (cost US$102,863) .......................................      95,793
                                                                       ---------


18 Aberdeen Commonwealth Income Fund, Inc.

As of July 31, 2001

Principal
Amount
Local
Currency (a)                                                             Value
(000)                                Description                         (US$)
--------------------------------------------------------------------------------
Corporate Non-Banks--0.1%
THB
           Advanced Info Service
           Public Company Limited,
5,200      6.50%, 3/20/03 (e) ....................................       116,671
                                                                     -----------
           Total Thailand corporate
           non-bank bonds
           (cost US$137,821) .....................................       116,671
                                                                     -----------

           Total Thailand
           long-term investments
           (cost US$732,553) .....................................       632,589
                                                                     -----------

UNITED KINGDOM--29.1%
Government Bonds--21.8%
(pound)
           United Kingdom Treasury,
1,000      7.00%, 11/06/01 .......................................     1,432,119
1,500      8.00%, 6/10/03 ........................................     2,245,477
  500      5.00%, 6/07/04 ........................................       709,328
1,250      8.50%, 12/07/05 .......................................     2,006,682
1,100      7.50%, 12/07/06 .......................................     1,730,987
  500      5.75%, 12/07/09 .......................................       742,672
1,500      8.00%, 9/27/13 ........................................     2,704,727
  600      8.00%, 12/07/15 .......................................     1,113,201
3,000      8.00%, 6/07/21 ........................................     5,930,561
2,350      6.00%, 12/07/28 .......................................     3,960,918
           Republic of Finland,
1,000      8.00%, 4/07/03 ........................................     1,477,327
1,250      10.125%, 6/22/08 ......................................     2,208,561
                                                                     -----------
           Total United Kingdom
           government bonds
           (cost US$29,695,584) ..................................    26,262,560
                                                                     -----------

Utilities--3.1%
           British Gas PLC,
1,400      8.875%, 7/08/08 .......................................     2,289,865
           Thames Water Utilities
           Finance PLC,
1,000      10.50%, 11/21/01 ......................................     1,443,902
                                                                     -----------
           Total United Kingdom
           utility bonds
           (cost US$4,037,849) ...................................     3,733,767
                                                                     -----------

Banking and Finance--4.2%
           Abbey National Treasury
           Services PLC,
1,250      8.00%, 4/02/03 ........................................     1,843,879
           Barclays Bank PLC,
1,000      9.875%, 5/29/49 .......................................     1,711,879
           Lloyds Bank PLC,
  500      7.375%, 3/11/04 .......................................       740,257
           Prudential Finance B.V.,
  500      9.375%, 6/04/07 .......................................       826,133
                                                                     -----------
           Total United Kingdom
           banking and finance bonds
           (cost US$5,055,633) ...................................     5,122,148
                                                                     -----------

           Total United Kingdom
           long-term investments
           (cost US$38,789,066) ..................................    35,118,475
                                                                     -----------

           Total long-term investments
           (cost US$121,174,803) .................................   105,265,423
                                                                     -----------


                                      Aberdeen Commonwealth Income Fund, Inc. 19

As of July 31, 2001

Principal
Amount
Local
Currency (a)                                                             Value
(000)                                Description                         (US$)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--17.6%
Australia--0.1%
A$
           Banque Nationale de Paris
           Fixed Deposit,
  170      5.75%, 8/01/01
           (cost US$86,489) .....................................        86,489
                                                                   ------------

Canada--8.9%
C$
           State Street Bank and
           Trust Company Time Deposit,
8,180      4.20%, 8/01/01 .......................................     5,352,002
8,200      4.20%, 8/08/01 .......................................     5,365,088
                                                                   ------------
           (cost US$10,678,847) .................................    10,717,090
                                                                   ------------

New Zealand--2.8%
NZ$
           State Street Bank and
           Trust Company Time Deposit,
4,115      5.15%, 8/01/01 .......................................     1,692,088
4,119      5.15%, 8/08/01 .......................................     1,693,733
                                                                   ------------
           (cost US$3,382,117) ..................................     3,385,821
                                                                   ------------

United Kingdom--1.8%
(pound)
           State Street Bank and
           Trust Company Fixed Deposit
1,544      5.125%, 8/01/01
           (cost US$2,204,215) ..................................     2,200,509
                                                                   ------------

United States--4.0%
US$
4,786      Repurchase Agreement,
           State Street Bank and Trust
           Company, 3.80% dated 7/31/01,
           due 08/01/01 in the amount
           of $4,786,505 (collateralized
           by $4,455,000 U.S. Treasury
           Bonds, 6.125% due 8/15/29;
           value $4,886,409)
           (cost US$4,786,000) ..................................     4,786,000
                                                                   ------------
           Total short-term
           investments
           (cost US$21,137,668)                                      21,175,909
                                                                   ------------

-------------------------------------------------------------------------------
Total Investments--104.9% (cost US$142,312,471)                     126,441,332

Unrealized appreciation on forward foreign currency exchange
contracts--0.0% (f)                                                     (15,426)

Liabilities in excess of other assets--(4.9%)                        (5,861,905)
-------------------------------------------------------------------------------
Total Net Assets--100.0%                                           $120,564,001
===============================================================================


20 Aberdeen Commonwealth Income Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of July 31, 2001

(a)   A$--Australian dollar
      C$--Canadian dollar
      KRW--South Korean Won
      MYR--Malaysian Ringgit
      NZ$--New Zealand dollar
      PHP--Philippine peso
      SGD--Singapore dollar
      THB--Thailand Baht
      (pound)--British pound
      US$--United States dollar

(b) Coupon changes periodically upon a predetermined schedule. Stated interest rate in effect at July 31, 2001.

(c) Value of security is linked to the value of Government of Korea 7.70%, 8/16/03 and the movement of the South Korean Won.

(d) Value of security is linked to the value of Korea Development Bank 7.01%, 6/26/02 and the movement of the South Korean Won.

(e) Securities, or a portion thereof, pledged as collateral for the forward currency exchange contracts.

(f) Forward foreign currency exchange contracts entered into as of July 31, 2001 were as follows:

----------------------------------------------------------------------------------------
Purchases                                                                 Net Unrealized
                                                                           Appreciation
Contracts to Receive    In exchange for   Settlement Date      Value      (Depreciation)
----------------------------------------------------------------------------------------
PHP 17,972,500            US$350,000         08/24/01       US$334,356       $(15,644)
THB 1,836,800             US$ 40,000         08/16/01       US$ 40,146            146
                                                                             --------
                                                                             $(15,498)
                                                                             --------

----------------------------------------------------------------------------------------
Sales
                                                                          Net Unrealized
Contracts to Deliver    In exchange for   Settlement Date      Value       Appreciation
----------------------------------------------------------------------------------------
THB 1,826,800             US$ 40,000         08/16/01       US$ 39,928       $     72
                                                                             --------
                                                               Total         $(15,426)
                                                                             ========


                                      Aberdeen Commonwealth Income Fund, Inc. 21

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Directors

Martin J. Gilbert, Chairman
David L. Elsum
Laurence S. Freedman
Neville J. Miles
William J. Potter
Sir David Rowe-Ham
Peter D. Sacks
Anton E. Schrafl
E. Duff Scott
John T. Sheehy
Warren C. Smith
Hugh Young

Officers

Hugh Young, President
Ouma Sananikone, Vice President and Chief Investment Officer
David Manor, Treasurer
Roy M. Randall, Secretary
Michael Karagianis, Assistant Vice President
Beverley Hendry, Assistant Treasurer
Timothy Sullivan, Assistant Treasurer
Allan S. Mostoff, Assistant Secretary
Margaret A. Bancroft, Assistant Secretary
Sander M. Bieber, Assistant Secretary
Christian Pittard, Assistant Secretary

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

[RECYCLE LOGO] Printed on post-consumer recycled paper


                                      Aberdeen Commonwealth Income Fund, Inc. 23

Corporate Information

Investment Manager                     Aberdeen Asset Managers (C.I.) Limited
                                       P.O. Box 578, 17 Bond Street
                                       St. Helier, Jersey JE45XB
                                       Channel Islands

Investment Advisor                     Aberdeen Asset Management Limited
                                       Level 6, 201 Kent Street
                                       Sydney, NSW 2000, Australia

Consultant                             CIBC World Markets, Inc.
                                       BCE Place, Canada Trust Tower
                                       P.O. Box 500
                                       Toronto, Ontario, M5J 2S8
                                       Canada

Administrator                          Princeton Administrators, L.P.
                                       Box 9095
                                       Princeton, New Jersey 08543-9095

Custodian & Transfer Agent             State Street Bank and Trust Company
                                       1 Heritage Drive
                                       North Quincy, Massachusetts 02171

Auction Agent                          Deutsche Bank
                                       Four Albany Street
                                       New York, New York 10006

Independent Accountants                PricewaterhouseCoopers LLP
                                       1177 Avenue of the Americas
                                       New York, New York 10036

Legal Counsel                          Dechert
                                       1775 Eye Street, N.W.
                                       Washington, DC 20006

                                       Stikeman, Elliott
                                       Level 40 Chifley Tower
                                       2 Chifley Square
                                       Sydney, NSW 2000, Australia

Investor Relations                     Aberdeen Asset Management
                                       45 Broadway, 31st Floor
                                       New York, New York 10006
                                       1-800-522-5465 or 1-212-968-8800
                                       InvestorRelations@aberdeen-asset.com

                                     [LOGO]
                                    Aberdeen
                                 ASSET MANAGERS

                     Aberdeen Asset Managers (C.I.) Limited

 The common shares of Aberdeen Commonwealth Income Fund, Inc. are traded on the New York Stock Exchange under the symbol "FCO." Information about the Fund's net asset value and market price is published weekly in Barron's and in the Monday edition of The Wall Street Journal.

 This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Commonwealth Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

                               [GRAPHIC OMITTED]

                  Invests primarily in fixed-income securities
                    denominated in the currencies of various
                             Commonwealth Countries